                                                             Exhibit No. EX-99.j

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We  hereby  consent  to the  reference  to us  under  the  heading  "Independent
Registered Public  Accounting Firm" in this Registration  Statement on Form N-1A of Gartmore Mutual Funds.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
September 25, 2006